Exhibit 10.17

AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 5, 2019 (this “Amendment”), is among:

(a)        Ferrellgas Receivables, LLC, a Delaware limited liability company (“Seller”),

(b)        Ferrellgas, L.P., a Delaware limited partnership (“Ferrellgas”), as initial Servicer (the initial Servicer together with Seller, the “Seller Parties” and each a “Seller Party”),

(c)        Wells Fargo Bank, N.A., individually (“Wells”  or a “Purchaser”) and as LC Issuer (in such capacity, the “LC Issuer”),

(d)        Fifth Third Bank, National Association, individually (“Fifth Third”  or a “Purchaser”),

(e)        PNC Bank, National Association, individually (“PNC” or a “Purchaser”), and

(f)        Wells, as administrative agent for the Purchasers and the LC Issuer (together with its successors and assigns in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.        The Seller Parties, the Purchasers, the LC Issuer and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of January 19, 2012 (as amended or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Purchase Agreement).

B.         On the terms and subject to the conditions set forth below, the parties wish to amend the Purchase Agreement as hereinafter provided.

NOW,  THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.        Amendments.

1.1  Section 7.1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(b) Each of the financial statements, compliance certificates, reconciliations, notices, reports, financial plans, cash balance certificates and other deliverables required under Sections 5.1(b), (c), (d), (e), (f), (g), (h), and (i) of the Credit Agreement on the dates specified in such sections.

1.2 In order to coordinate with the amendment to the Credit Agreement dated as of November 7, 2019, Section 9.1(m) of the Purchase Agreement is hereby amended to delete “May 14, 2018” in each place where it appears and to substitute in lieu thereof “November 7, 2019”.

1.3 As of November 14, 2019, all references in the Purchase Agreement to “Fifth Third Bank” are hereby replaced with “Fifth Third Bank, National Association”.

Section 2.        Representations and Warranties.  Each Seller Party hereby represents and warrants to the Investor Parties, as to itself, as of the date hereof that:

2.1.      Current Representation and Warranty.  The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Purchase Agreement as amended hereby, are within its organizational powers and authority and have been duly authorized by all necessary action on its part.  This Amendment has been duly executed and delivered by such Seller Party.

2.2.      Existing Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of such Seller Party contained in Article V of the Purchase Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

Section 3.        Conditions Precedent.  This Amendment shall become effective as of the date specified in the preamble hereto the “Effective Date”) upon satisfaction of each of the following conditions precedent:

3.1.      Closing Documents.  The Administrative Agent shall have received: (i) counterparts hereof, duly executed by each of the parties hereto, and (ii) counterparts of the Amendment Fee Letter of even date herewith, duly executed by each of the parties thereto (the “Amendment Fee Letter”);

3.2.      Payment of Amendment Fees.  Each of the Purchasers shall have received payment of its Amendment Fee (as defined in the Amendment Fee Letter) in immediately available funds; and

3.3.      Representations and Warranties.  After giving prospective effect to this Amendment, each of the representations and warranties of each Seller Party contained in this Amendment or in Article V of the Purchase Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

Ferrellgas RPA Amendment No. 8

Section 4.        Miscellaneous.

4.1.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

4.2.      Submission to Jurisdiction.  EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE PURCHASE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

4.3.      Waiver of Right to Jury Trial.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE PURCHASE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4.      Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

4.5.      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any executed counterpart of this Amendment that is delivered by facsimile or electronic mail message attaching a .PDF or other image of such executed counterpart shall, to the fullest extent permitted by applicable law, have the same force and effect as an original of such executed counterpart.

4.6.      Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of

Ferrellgas RPA Amendment No. 8

such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.7.      Legal Fees.  The Seller agrees to pay all reasonable fees and disbursements of Clark Hill PLC and Mayer Brown LLP in connection with the preparation, negotiation and closing of this Amendment not later than December 20, 2019; provided an invoice therefor is received not later than December 6, 2019.

4.8.      Waiver; Effect of this Amendment.  For the avoidance of doubt, if any of the events described in Section 3(a) of the Second Amendment to the Credit Agreement gave rise to an Amortization Event or a Potential Amortization Event under the Purchase Agreement, each such Amortization Event or Potential Amortization Event, solely to the extent resulting from such events, is hereby expressly waived.  Such waiver shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Purchase Agreement or any other Transaction Document, which terms and conditions shall continue in full force and effect. Except as specifically amended and modified by this Amendment, the Purchase Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Purchase Agreement, but shall constitute an amendment thereof to the extent set forth herein.

4.9       Release.   In consideration of the Investor Parties entering into this Amendment, each Seller Party hereby fully and unconditionally releases and forever discharges each of the Investor Parties, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Seller Party has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Purchase Agreement, any of the Transaction Documents or the transactions contemplated thereby, in each case, regarding or relating to the Purchase Agreement and the other Transaction Documents (collectively, all of the foregoing, the "Claims").  Each Seller Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by any Seller Party against the Released Parties which is not released hereby, in each case, regarding or relating to the Purchase Agreement and the other Transaction Documents. Each Seller Party represents and warrants that the foregoing constitutes a full and complete release of all such Claims.

Ferrellgas RPA Amendment No. 8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

FERRELLGAS RECEIVABLES, LLC

By:	/s/ William E. Ruisinger
Name:	William E. Ruisinger
Title:	Chief Financial Officer

FERRELLGAS, L.P.

BY: FERRELLGAS, INC., ITS GENERAL PARTNER

By:	/s/ William E. Ruisinger
Name:	William E. Ruisinger
Title:	Chief Financial Officer

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WELLS FARGO BANK, N.A.,
individually as a Purchaser, as LC Issuer and as Administrative Agent

By:	/s/ Eero Maki
Name:	Eero Maki
Title:	Director

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PNC BANK, NATIONAL ASSOCIATION,
individually as a Purchaser

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, individually as a Purchaser

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Director

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Ferrellgas RPA Amendment No. 8